Industry-Leading Commercial Vehicle Products
First Quarter 2013
Earnings Call

accuridecorp.com

Forward Looking Statements



Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢ Opening Comments	Rick Dauch
• CEO Update	*President & CEO*
• Industry Conditions	
• "Fix & Grow"	
➢ Financial Information	Greg Risch
• First Quarter Results	*Vice President & CFO*
• 2013 Outlook	
➢ Summary	Rick Dauch
➢ Q&A	Rick Dauch Greg Risch
➢ Closing Comments	Rick Dauch

CEO Update

1st Quarter Highlights

Achievements

- **Improved Liquidity:**
  - Capital Leases for AL wheel process equipment ($10.1 million)
  - Strong Working Capital Management (9.0% of revenue)
  - Working to renew ABL facility with improved terms (2Q)
- **Gunite Business Stabilizing:**
  - Positive operating income in March
  - Drums and Slack equipment fully PPAP'd and running at planned performance and cost levels
  - Hub consolidation continues; addressing operational launch challenges (OT, premium freight, OSP) to be cleaned up in 2Q
  - Strengthening demand and pricing in the aftermarket
  - Finalizing and executing plans to reduce direct/indirect materials, distribution and OH costs

Challenges

- **Continued weak Class 8 truck build levels**
- **Challenging near-term market conditions**
  - Off-road construction and mining
  - Continued pricing pressure on Gunite Aftermarket Drum business
  - **Lack of conversion on additional sales:**
    - Carryover raw material pricing impacting Wheels (Steel) and Gunite (Pig Iron)
    - Abnormal operating costs: Imperial consolidation & press repairs; Gunite hub consolidation/launch
    - One–Timers: Capital Lease cost charge (AL Wheels), tax timing

Industry Conditions

Industry Fundamentals

ISM Manufacturing Index



70.0
65.0
60.0
55.0
50.0
45.0
40.0
35.0
30.0
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012

ISM has been hovering at or above 50 for several months

Expect moderate economic growth in the near-term

Fleet Age (Class 8)



8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
Years
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

The age of the U.S. fleet is 6.7 years

The median age of the U.S. fleet over the past 25 years is 5.8 years

Maintenance costs typically rise sharply at the 5 years/500K miles

Freight Loadings



63,000
61,000
59,000
57,000
55,000
53,000
51,000
49,000
47,000
45,000
Truck Loadings (000s)
2006
2007
2008
2009
2010
2011
2012
2013

Freight volumes have expanded for four months running

Freight volumes are expected to continue to accelerate in 2013

Underpinnings for commercial vehicle recovery remain intact

2012 & 2013 Class 8 Build Projections





Bar Base
2012 FTR
2012 ACT
80,000
75,000
70,000
65,000
60,000
55,000
50,000
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

2012 Full Year	
FTR	273,188
ACT	278,720

2013 Full Year	
FTR	240,300
ACT	263,123

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
FTR	73,306	77,720	63,895	58,267	52,400	57,900	62,200	67,800
ACT	77,701	78,268	64,901	57,850	56,305	66,006	69,006	71,806

1Q13 appears to have been the trough of the cycle

Sources: ACT, FTR

Industry Build Forecasts



Class 8 Builds	Medium Duty Builds	Trailer Builds


400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
376,448
212,391
205,639
118,396
154,173
253,261
278,720
263,123
240,300
300,237
267,700
278,150
253,900
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
300,000
250,000
200,000
150,000
100,000
50,000
0
275,332
206,954
158,294
97,733
117,901
166,792
188,717
197,812
178,800
209,083
204,300
218,956
215,800
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
300,000
250,000
200,000
150,000
100,000
50,000
0
280,208
214,615
143,901
79,027
125,649
212,617
240,015
254,300
216,300
265,000
245,200
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
ACT
FTR

Fleets remain cautious in light of uncertain timing for economic recovery

Year-over-year declines in Class 8 productions are expected in 2013

Strong Medium-Duty orders

Recent strength in housing should help the Medium-Duty segment continue its modest growth trend

Trailer orders rebounded during 4Q12 from a soft 3Q12

Demand for trailers is expected to remain healthy

“Fix & Grow”

Critical "Fix & Grow" Activity Status



Activity	Status
Aluminum Expansion	Complete — Launching New Hub Line
Gunite Machining	Wrapping up Launch
Consolidate Gunite Plants	Complete
Imperial Consolidation	Complete April 30th
Brillion Improvements	Significant Progress – More Opportunity
ERP Migration	Q4 '13 ---->

Timeline: Q1 '12 · Q3 · Q3 · Q4 · Q1 '13

Our capital intensive restructuring of operations are substantially complete
CAPEX requirements will be between 3.5 – 4.0% of revenue beginning in 2013

Facility Report Card (Delivery, Quality, Profitability)



	Location	Business function	Owned/ Leased	2011	1Q13
ACCURIDE WHEELS	London, Ontario	Light Truck Steel Wheels	Owned	Red	Green
	Henderson, KY	Heavy- and Medium-duty Steel Wheels and R&D	Owned	Green	Green
	Monterrey, Mexico	Heavy- and Medium-duty Steel and Aluminum Wheels	Owned	Yellow	Green
	Camden, SC	Forging and Machining-Aluminum Wheels	Owned		Yellow
	Erie, PA	Forging and Machining-Aluminum Wheels	Leased	Yellow	Green
	Springfield, OH	Assembly Line and Sequencing	Owned	Green	Green
	Whitestown, IN	Distribution Warehouse	Leased	Yellow	Yellow
GUNITE	Rockford, IL	Wheel-end Foundry and Machining	Owned	Red	Red/Yellow
	Brillion, WI	Hub and Rotor Machining	Owned	Red	Closed
	Elkhart, IN	Machining and Assembling-Hub, Drums and Rotors	Owned	Red	Closed
BRILLION	Brillion, WI	Molding and Finishing	Owned	Red	Yellow
IMPERIAL GROUP	Portland, TN	Metal Fabricating, Stamping and Assembly	Leased	Red	Closing (3/31/13)
	Portland, TN	Plating and Polishing	Owned	Red	Red
	Decatur, TX	Metal Fabricating, Stamping, Assembly, Machining and Polishing	Owned	Yellow/Red	Red
	Denton, TX	Assembly Line and Sequencing	Leased	Yellow	Green
	Dublin, VA	Tube Bending, Assembly and Line Sequencing	Owned	Green	Green
	Chehalis, WA	Metal Fabricating, Stamping, Assembly	Owned	Green	Green

1st Quarter Results

Summary Income Statement



QTD Period Ending March 31st	**2012**	**2013**
$ Millions	***Actual***	***Actual***
Net Sales	**$269.5**	**$192.5**
YOY Growth	*27.8%*	*(28.6%)*
Operating Income (Loss)	**7.2**	**(6.0)**
Percent to Sales	*2.7%*	*(3.1%)*
Incremental Operating Margin	*9.9%*	*17.2%*
Net Interest Income (Expense)	**(8.7)**	**(8.7)**
Other Income (Expense)	**0.2**	**0.1**
Profit (Loss) Before Tax From Cont Ops	**$(1.4)**	**$(14.5)**
Tax (Provision) Benefit	**(1.6)**	**(1.4)**
Net Income (Loss) From Cont Ops	**$(2.9)**	**$(15.9)**
Discontinued Operations, Net of Tax	-	-
Net Income (Loss)	**$(2.9)**	**$(15.9)**
EPS Basic	*(0.06)*	*(0.34)*
EPS Fully Diluted	*(0.06)*	*(0.34)*
Adjusted EBITDA	**$21.6**	**$7.4**
Percent to Sales	*8.0%*	*3.8%*
Incremental EBITDA Margin	*8.0%*	*18.5%*

Consolidated Results





Q1 Consolidated Revenue (1)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$218.8
$269.5
$192.5
2011
2012
2013



Q1 Consolidated Adjusted EBITDA (1)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$17.0
$21.6
$7.4
2011
2012
2013

Consolidated Revenue Breakout

(2012 Full Year)



Business Segment
International (Can & Mex) 15%
Imperial 14%
Brillion 17%
Wheels 45%
Gunite 24%
US 85%



Customer
Paccar 19%
Navistar 13%
Other 48%
Daimler 12%
Volvo/ Mack 8%



Market Segment
Military 3%
Other 17%
Trailer 7%
Class 5-8 44%
A/M 29%

(1) From continuing operations

Wheels & Gunite Segments



Q1 Wheels Revenue


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$91.5
$116.9
$93.2
2011
2012
2013

Q1 Wheels Adjusted EBITDA (1)


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$22.2
$28.3
$16.0
2011
2012
2013

Q1 Gunite Revenue


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$59.2
$68.6
$39.4
2011
2012
2013

Q1 Gunite Adjusted EBITDA (1)


$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
$(0.6)
$(0.8)
$1.0
$0.5
$(0.6)
2011
2012
2013

(1) Adjusted EBITDA before corporate allocations

Brillion & Imperial Segments





Q1 Brillion Revenue
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$35.3
$43.8
$30.4
2011
2012
2013



Q1 Brillion Adjusted EBITDA (1)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.7
$4.4
$1.7
2011
2012
2013



Q1 Imperial Revenue
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$24.9
$40.2
$29.5
2011
2012
2013



Q1 Imperial Adjusted EBITDA (1)
$1.0
$0.5
$-
$(0.5)
$(1.0)
$0.9
$(0.3)
$(0.8)
2011
2012
2013

(1) Adjusted EBITDA before corporate allocations

Trade Working Capital

Q1 2012 Working Capital Breakout


$88.6
$110.1
$82.7
Trade A/R $
Net Inventory $
Trade A/P $

Q1 2013 Working Capital Breakout


$71.4
$82.9
$57.5
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113
Trade W/C
Trade W/C % to Sales

Free Cash Flow

QTD Period Ending March 31st ***$ Millions***	***2012 Actual***	***2013 Actual***
Adjusted EBITDA	$21.6	$7.4
Cash Interest Paid	(15.4)	(15.4)
Cash Taxes Paid	(0.2)	(1.0)
Excess Pension Contributions	(1.6)	(1.7)
Change in Trade W/C	(21.5)	(10.0)
Transaction Fees	(0.4)	(0.3)
Other	6.7	1.1
Cash from Operations	$(10.8)	$(19.8)
Capital Expenditures	(10.4)	(15.4)
Free Cash Flow	$(21.3)	$(35.2)

Net Debt & Liquidity



$ Millions	Q1 2012 Actual	Q2 2012 Actual	Q32012 Actual	Q42012 Actual	Q12013 Actual
Senior Secured Notes	$303.3	$303.6	$303.9	$304.1	$304.4
ABL Facility	20.0	20.0	20.0	20.0	45.0
Gross Debt	$323.3	$323.6	$323.9	$324.1	$349.4
Less Cash	36.6	35.7	20.3	26.8	31.5
Net Debt	$286.7	$287.9	$303.6	$297.4	$317.9
Debt to LTM Adjusted EBITDA	*3.2*	*3.1*	*3.7*	*4.7*	*6.5*
Available Liquidity	$103.8	$102.2	$79.7	$64.0	$64.5

Recent Liquidity Improvement Actions:

✓ •Leases finalized – improves liquidity by $10.1 million

Additional Liquidity Improvement Opportunities:

•Minimizing and deferring CAPEX until industry strengthens

•Continued focus on working capital reduction ($10 million target)

•Potential sale of non-core assets/idle assets

2013 Outlook

Full Year Guidance

Class 8	230K	to	250K
Class 5-7	175K	to	185K
Trailer	200K	to	220K
Net Sales	$800	to	$850
Adjusted EBITDA	$65	to	$75
CAPEX	3.5%	to	4.0%
Depreciation & Amortization		$47	
Cash Interest Expense		$33	
Excess Pension Contributions		$10	
Free Cash Flow		Breakeven	

Summary



- "FIX" portion of our plan is substantially complete
  - Heavy duty Steel wheel capacity consolidated to USA and Mexico
  - Aluminum wheel capacity and footprint expanded
  - Gunite consolidation and new process capability substantially complete
  - Imperial consolidation complete by 2Q13
  - Brillion returned to profitability
- Continued focus on enhancing liquidity
  - Tight working capital management – good results to date!
  - Renew ABL with improved terms
  - Potential to divest non-core/idle assets
- 1Q13 appears to be cycle trough, strong long-term industry trends:
  - North American recovery expected in 2H13
  - Continued growth in global commercial vehicle industry
- Begin to focus on the "GROW" portion of our plan :
  - NA Wheels: AL wheel growth at Fleets and major OEMs
  - Gunite: Focus on Aftermarket and Fleets; develop new product offerings
  - Targeted expansion of core wheel business

Complete footprint consolidation, enhance liquidity, grow the business

Questions

Appendix

Segment Revenue

Net Sales:	***Q1***			
$ Millions	***2012***	***YOY Growth***	***2013***	***YOY Growth***
Wheels	$116.9	*27.8%*	$93.2	*(20.3%)*
Gunite	68.6	*15.8%*	39.4	*(42.5%)*
Brillion Iron Works	43.8	*24.2%*	30.4	*(30.5%)*
Imperial Group	40.2	*61.5%*	29.5	*(26.7%)*
Corporate / Other	-	–	-	–
Consolidated Total	269.5	*23.2%*	192.5	*(28.6%)*

Segment Operating Income

Operating Income:	Q1			
$ Millions	**2012**	***Operating Leverage****	**2013**	***Operating Leverage****
Wheels	$18.4	*27.3%*	$5.7	*53.4%*
Gunite	(2.2)	*(4.8%)*	(1.8)	*(1.3%)*
Brillion Iron Works	3.2	*28.5%*	0.6	*19.4%*
Imperial Group	(0.5)	*(10.8%)*	(1.2)	*6.5%*
Corporate / Other	(11.7)	–	(9.3)	–
Consolidated Total	7.2	*11.0%*	(6.0)	*17.2%*

Segment Adjusted EBITDA

Adjusted EBITDA:	***Q1***			
$ Millions	**2012**	***Operating Leverage****	**2013**	***Operating Leverage****
Wheels	$28.3	*24.2%*	$16.0	*51.7%*
Gunite	0.5	*(5.2%)*	(0.6)	*3.7%*
Brillion Iron Works	4.4	*19.8%*	1.7	*20.3%*
Imperial Group	(0.3)	*(7.4%)*	(0.8)	*5.2%*
Corporate / Other	(11.4)	–	(9.0)	–
Consolidated Total	21.6	*9.2%*	7.4	*18.5%*

Sales & Adjusted EBITDA



$ Millions
Adjusted EBITDA to Sales
400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113

Net Income to EBITDA Reconciliation

QTD Period Ending March 31st	***2012***	***2013***
$ Millions	***Actual***	***Actual***
Net Income	$(2.9)	$(15.9)
Income Tax Provision (Benefit)	1.6	1.4
Net Interest Expense (Income)	8.7	8.7
Depreciation	9.8	9.2
Amortization	2.7	2.3
EBITDA	$19.9	$5.6
Restructuring, Severance, Other	1.1	0.4
Other Items	0.6	1.4
Adjusted EBITDA	$21.6	$7.4

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of March 31st

$ Millions	***2012 Actual***	***2013 Actual***
Accounts Receivable	$110.1	$82.9
Days Sales Outstanding	*33.4*	*32.7*
Inventory	82.7	57.5
Days Inventory Outstanding	*28.3*	*28.5*
Accounts Payable	88.6	71.4
Days Payables Outstanding	*30.7*	*31.4*
Net Trade W/C	$104.1	$68.9
Cash Conversion Cycle Days	*31.0*	*29.8*
Percent to Annualized Sales	*9.7%*	*9.0%*
Incremental WC	*0.1%*	*45.7%*
Change from Prior Quarter *Source (Use) of Cash*	$(21.5)	$(10.0)

Customer Receivables - Net


$ Millions
Days
200
180
160
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Trade A/R $
DSO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113

Inventories - Net



$ Millions
Days
140
120
100
80
60
40
20
-
60
50
40
30
20
10
-
Net Inventory $
DIO
Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113

Accounts Payable



$ Millions
Days
140
120
100
80
60
40
20
-
45
40
35
30
25
20
15
10
5
-
Trade A/P $
DPO
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113